UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2850 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 595-1900

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders

On Thursday, May 30, 2013, the Company held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual meeting, five items were submitted to the stockholders for a vote: (i) the election of six nominees to serve on the board of directors of the Company (the “Board”) to serve until the next annual meeting of stockholders (the “Election of Directors”), (ii) the approval of an amendment to the ZaZa Energy Corporation Long-Term Incentive Plan to automatically add shares for availability on an annual basis (the “Plan Amendment”), (iii) a grant of discretionary authority to the Board to effect a reverse split of common stock within one year within a range of one-for-two to one-for-twenty-five (the “Reverse Split Authority”), (iv) the approval of the issuance of common stock in excess of 20% of the outstanding shares for any conversion of or payment of interest make-whole premium on the Company’s 9.00% Senior Convertible Notes due 2017 (the “Convertible Notes”) and (v) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (the “Auditor Ratification”).

There were no solicitations in opposition to the Board’s solicitations. Out of a total of 102,512,725 shares of common stock outstanding and entitled to vote, 94,038,239 shares (91.73%) were present at the meeting in person or by proxy.

Election of Directors

There were six nominees for election to serve as directors.  Each of the nominees for election to the Board was a director at the time of the Annual Meeting.  The final results of the voting with respect to each nominee to the Board were as follows:

Nominee	For	Withheld	Broker Non-Votes
Todd A. Brooks	73,003,049	1,788,285	19,246,905
Travis H. Burris	72,959,495	1,831,839	19,246,905
John E. Hearn, Jr.	72,961,640	1,829,694	19,246,905
Gaston L. Kearby	72,973,640	1,817,694	19,246,905
A. Haag Sherman	73,917,726	873,608	19,246,905
Herbert C. Williamson, III	72,084,849	2,706,485	19,246,905

There were no votes against.

The Plan Amendment

The final results of the voting with respect to the Plan Amendment were as follows:

For	Against	Abstain	Broker Non-Votes
69,655,438	5,094,368	41,528	19,246,905

Reverse Split Authority

The final results of the voting with respect to authority for the Reverse Split Authority were as follows:

For	Against	Abstain	Broker Non-Votes
85,897,223	8,041,185	99,831	0

The Convertible Notes

The final results of the voting with respect to the issuance of common stock in excess of 20% of the outstanding shares for any conversion of or payment of interest make-whole premium on the Convertible Notes were as follows:

For	Against	Abstain	Broker Non-Votes
69,351,285	5,152,653	287,396	19,246,905

The Auditor Ratification

The final results of the voting with respect to the Auditor Ratification were as follows:

For	Against	Abstain
93,205,529	726,921	105,789

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAZA ENERGY CORPORATION

Date: June 5, 2013	By:	/s/ Todd A. Brooks
	Name:	Todd A. Brooks
	Title:	President and Chief Executive Officer